Exhibit 99.1

Contact: Marc Cannon (954) 769-3146 cannonm@autonation.com Investor contact: Robert Quartaro (954) 769-7342 quartaror@autonation.com

AutoNation Names Chief Financial Officer

FORT LAUDERDALE, Fla., March 4, 2014 - AutoNation, Inc. (NYSE: AN), America’s largest automotive retailer, announced today that it appointed Cheryl Scully to the position of Executive Vice President and Chief Financial Officer, effective March 3, 2014. In her new role, Ms. Scully will report to Mike Jackson, AutoNation’s Chairman and Chief Executive Officer. Ms. Scully had been serving as Interim Chief Financial Officer of the Company since January 7, 2014.

“AutoNation is fortunate to have someone the caliber of Cheryl to assume the role of chief financial officer,” said Jackson. “Cheryl will be a strong addition to our senior executive team and I look forward to her leading our finance function. She brings significant financial management and capital markets experience, which when combined with her strong leadership qualities and automotive industry knowledge, will serve the company well into the future.”

Ms. Scully has almost 20 years of finance experience at large companies. Prior to joining AutoNation, Ms. Scully served as Vice President, Treasurer of JM Family Enterprises, Inc., a diversified automotive company. She joined AutoNation in 2009 as Vice President and Treasurer responsible for overseeing the company’s capital markets, risk management and cash management functions, and in 2010 also assumed responsibility for the Company’s investor relations function.

In her role as Executive Vice President and Chief Financial Officer, Ms. Scully will oversee internal and external reporting, treasury, tax planning and compliance, internal audit, investor relations, financial planning and analysis, and the company’s shared service center.

About AutoNation, Inc.
AutoNation is transforming the automotive retail industry through bold leadership. We deliver a superior automotive retail experience through our customer-focused sales and service processes. Owning and operating 269 new vehicle franchises, which sell 33 new vehicle brands across 15 states, AutoNation is America’s largest automotive retailer, with state-of-the-art operations and the ability to leverage economies of scale that benefit the customer. As an indication of our leadership position in our industry, AutoNation is a component of the S&P 500 Index.

Please visit investors.autonation.com, www.autonation.com, www.twitter.com/autonation, www.twitter.com/CEOMikeJackson, www.facebook.com/autonation, and www.facebook.com/CEOMikeJackson, where AutoNation discloses additional information about the Company, its business, and its results of operations.

FORWARD-LOOKING STATEMENTS
This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Words such as “anticipates," “expects," “intends,” “goals,” “plans,” “believes,” “continues,” “may,” “will,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Statements regarding our expectations for the future performance of our franchises and the automotive retail industry, as well as statements that describe our objectives, goals, or plans, are forward-looking statements. Our forward-looking statements reflect our current expectations concerning future results and events, and they involve known and unknown risks, uncertainties and other factors that are difficult to predict and may cause our actual results, performance or achievements to be materially different from any future results, performance and achievements expressed or implied by these statements. These risks, uncertainties and other factors include, among others: our ability to integrate successfully acquired and awarded franchises and to attain planned sales volumes within our expected time frames; economic conditions generally; conditions in the credit markets and changes in interest rates; the success and financial viability of vehicle manufacturers and distributors with which we hold franchises; factors affecting our goodwill and other intangible asset impairment testing; natural disasters and other adverse weather events; restrictions imposed by vehicle manufacturers; the resolution of legal and administrative proceedings; regulatory factors affecting our business; and other factors described in our news releases and filings made under the securities laws, including, among others, our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Forward-looking statements contained in this news release speak only as of the date of this news release, and we undertake no obligation to update these forward-looking statements to reflect subsequent events or circumstances.